UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2024

NCR ATLEOS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Maryland	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (832) 308-4999

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2024, LaShawne Meriwether departed from her role as Executive Vice President and Chief Human Resources Officer of NCR Atleos Corporation (the “Company”), effective immediately. For purposes of the Company’s Executive Severance Plan, her existing offer letter with the Company, dated as of June 20, 2023 (filed as Exhibit 10.13.2 to the Company’s Form 10-K filed on March 26, 2024, the “Offer Letter”), and the award agreements governing her outstanding equity award (collectively, the “Agreements”), Ms. Meriwether’s departure will be treated as a termination without cause.

In connection with her separation, the Company and Ms. Meriwether have also entered into a Separation Agreement and General Waiver and Release (the “Separation Agreement”), dated July 15, 2024, attached hereto as Exhibit 10.1 and incorporated herein by reference, which confirms her severance benefits and post-termination obligations under the Agreements and includes a customary release of claims. The severance benefits are consistent with and described under the captions “Current Employment Arrangements with Our Named Executive Officers” and “Executive Compensation Tables—Potential Payments Upon Termination or Change of Control” in the Company’s Definitive Proxy Statement for the 2024 annual meeting of its stockholders, filed with the Securities and Exchange Commission on April 1, 2024.

The foregoing description of the separation agreement is qualified in its entirety by reference to the full text of the agreement, as attached hereto as Exhibit 10.1.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
10.1+	Separation Agreement, dated July 15, 2024, between the Company and LaShawne Meriwether
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Indicates management compensatory plan or arrangement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

By:	/s/ Ricardo Nuñez
Ricardo Nuñez
Executive Vice President, General Counsel and Corporate Secretary
Date: July 16, 2024